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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2003



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


        ILLINOIS                      1-12936                  36-3228472
(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)

                      2701 SPRUCE STREET, QUINCY, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)


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INFORMATION TO BE INCLUDED IN THIS REPORT



Items 1 through 4, item 6 and items 8 through 10 are inapplicable and are omitted from this Report.



Item 5.           OTHER EVENTS



     The Shareholder Derivative Lawsuit, Merrill Beck, et al. vs Maurice M. Taylor, Jr., et al., and Titan International, Inc., Derivative Action No. 00-L-30, (the "Litigation"), filed by three former United Steelworkers of America of Local 164, who were on strike at the time of the filing, June 20, 2000, was dismissed with prejudice on May 30, 2003 by the Court. The San Diego law firm of Milberg, Weiss, Bershad, Hynes & Lerach represented the Plaintiffs. The Plaintiffs originally demanded over $400 million; all claims asserted by Plaintiffs in this Litigation were dismissed with prejudice and each party to the Litigation shall bear their own costs, attorney's fees and Litigation expenses. The Stipulation of Dismissal terms are attached in Exhibits 99(a), 99(b), and 99(c).



Item 7.           FINANCIAL STATEMENTS AND EXHIBITS



         (a)      Not applicable



         (b)      Not applicable



         (c)      Exhibits

                  99(a)    Stipulation of Dismissal Terms / Cause No. 00-L-30
                  99(b)    Tab 1 / Motion for Voluntary Dismissal
                  99(c)    Tab 2 / Order of Dismissal with Prejudice




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         TITAN INTERNATIONAL, INC.
                                              (Registrant)



Date: June 2, 2003                By:   /s/ Kent W. Hackamack
     -------------                   --------------------------------
                                         Kent W. Hackamack
                                         Vice President of Finance and Treasurer
                                        (Principal Financial Officer and
                                         Principal Accounting Officer)


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                             EXHIBIT INDEX


Exhibit No.                  Description


99(a)                        Stipulation of Dismissal Terms / Cause No. 00-L-30

99(b)                        Tab 1 / Motion for Voluntary Dismissal

99(c)                        Tab 2 / Order of Dismissal with Prejudice


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